UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to § 240.14a-12

RIVERBED TECHNOLOGY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Riverbed Technology, Inc. issued the following press release on February 27, 2015.

RIVERBED TECHNOLOGY, INC. AND PROJECT HOMESTAKE MERGER CORP. ANNOUNCE PRICING OF $525 MILLION SENIOR NOTES OFFERING

San Francisco, CA, February 27, 2015 - Riverbed Technology, Inc. (“Riverbed” or the “Company”) and Project Homestake Merger Corp. (the “Issuer”), controlled by affiliates of Thoma Bravo, LLC (“Thoma Bravo”), today announced that the Issuer has priced an offering of $525,000,000 in aggregate principal amount of 8.875% senior notes due 2023 (the “Notes”). The Notes were priced at 100% of par. The sale of the Notes is expected to be completed on March 9, 2015, subject to customary closing conditions.

The net proceeds from the offering of the Notes, together with other financing sources, will be used to fund the acquisition (the “Acquisition”) of Riverbed by affiliates of Thoma Bravo and Teachers’ Private Capital, the private investor department of Ontario Teachers’ Pension Plan (“OTPP”), and to pay certain related fees, commissions and expenses. Riverbed will assume all of the obligations of the Issuer under the Notes upon the consummation of the Acquisition. If the sale of the Notes is not completed concurrently with the closing of the Acquisition, then the proceeds from the sale of the Notes will be placed into escrow until the closing of the Acquisition.

The Notes will be offered to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act.

The Notes have not been and will not be registered under the Securities Act or any state or other jurisdiction’s securities laws. Accordingly, the Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements under the Securities Act and any applicable state or other jurisdiction’s securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Riverbed Technology, Inc.

Riverbed, at more than $1 billion in annual revenue, is a leader in Application Performance Infrastructure, delivering the most complete platform for the hybrid enterprise to ensure applications perform as expected, data is always available when needed, and performance issues can be proactively detected and resolved before impacting business performance. Riverbed enables hybrid enterprises to transform application performance into a competitive advantage by maximizing employee productivity and leveraging IT to create new forms of operational agility.

About Thoma Bravo, LLC

Thoma Bravo is a leading private equity investment firm building on a 30+ year history of providing equity and strategic support to experienced management teams and growing companies. The firm seeks to create value by collaborating with company management to improve business operations and provide capital to support growth initiatives. Thoma Bravo invests with a particular focus on application and infrastructure software and technology enabled services. The firm currently manages a series of private equity funds representing more than $7.5 billion of equity commitments.

About Ontario Teachers’ Pension Plan

OTPP is Canada’s largest single-profession pension plan with C$140.8 billion in net assets. It pays pensions and invests plan assets on behalf of 307,000 working and retired teachers. Established as an independent organization in 1990, it has built an international reputation for innovation and leadership in investment management and member services. Teachers’ employs more than 1,000 employees at its head office in Toronto, Canada, and investment offices in London, Hong Kong, and New York. Teachers’ Private Capital is the private equity arm of Teachers’, and currently has $15 billion of invested capital.

Forward-Looking Statements

This press release contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s and the Issuer’s expectations or beliefs concerning future events, including the expected timing, completion and effects of the proposed offering of Notes, the escrow of the proceeds from the proposed offering, the Acquisition and all other statements in this release, other than historical facts. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read statements that contain these words carefully. They discuss the Company’s and the Issuer’s future expectations or state other forward-looking information and may involve known and unknown risks over which the Company or the Issuer has no control. Those risks include, (i) the risk that the Notes offering or the Acquisition may not be completed in a timely manner or at all, (ii) the failure to satisfy of the conditions to the consummation of the Acquisition, including the adoption of the merger agreement by the stockholders of the Company and the receipt of regulatory approvals from various domestic and foreign governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) risks regarding the failure of the relevant Thoma Bravo affiliate to obtain the necessary financing to complete the merger, (v) the effect of the announcement or pendency of the Acquisition on the Company’s business relationships, operating results and business generally, (vi) risks that the Acquisition disrupts current plans and operations, (vii) risks related to diverting management’s attention from the Company’s ongoing business operations, and (viii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the Acquisition. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, neither the Issuer nor the Company undertakes any obligation to update these forward-looking statements to reflect future events or circumstances.